ASSIGNMENT OF COMMON STOCK AGREEMENTS


  THIS ASSIGNMENT OF COMMON STOCK AGREEMENTS (this "Assignment"), made as of the 30th day of May, 1997, by WELLSFORD REAL PROPERTIES, INC., a Maryland corporation ("Assignor"), to BANKBOSTON, N.A., a national banking association ("BKB"), as Agent for itself and the other "Banks" from time to time party to the "Credit Agreement" (as such terms are hereinafter defined) (BKB, in its capacity as Agent is hereinafter referred to as "Agent").

                             W I T N E S S E T H:

  WHEREAS, Assignor and ERP Operating Limited Partnership, on Illinois limited partnership ("ERP"), have entered into that certain Common Stock and Preferred Stock Purchase Agreement dated as of May 30, 1997 (the "Stock Purchase Agreement"), pursuant to which ERP has agreed to purchase certain interests in Assignor; and

  WHEREAS, pursuant to that certain Revolving Credit Agreement dated of even date herewith among Assignor, BKB, Morgan Guaranty Trust Company of New York, individually and as Co-Agent, and Agent (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the "Credit Agreement"), the "Banks" (as defined in the Credit Agreement) have agreed to provide a revolving credit loan to Assignor of up to $50,000,000.00 (the "Loan"), which Loan is evidenced by those certain Notes made by Assignor to the order of the Banks in the aggregate principal face amount of $50,000,000.00 (such Notes, as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, is hereinafter collectively referred to as the "Note");

  WHEREAS, Agent, Assignor and ERP have entered into that certain Agreement Regarding Common Stock and Preferred Stock Purchase Agreement dated of even date herewith (the "Common Stock Agreement"); and

  WHEREAS, Agent has required, as a condition to the making of the Loan to Assignor, that Assignor execute this Assignment to secure the obligations of Assignor under the Note, the Credit Agreement and certain other agreements;

  NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

  6. Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

  7. Grant of Security Interest. As security for the payment and performance by Assignor of each and all of the duties, responsibilities and obligations under this Assignment and the Credit Agreement, the Note and any and all agreements evidencing, securing or otherwise relating to the obligations evidenced by the Note and the Credit Agreement (this Assignment, the Credit Agreement, the Note and such other agreements, together with any and all renewals, modifications, consolidations and extensions thereof, are hereinafter referred to collectively as the "Loan Documents"; and said duties, responsibilities and obligations of Assignor are hereinafter referred to collectively as the "Obligations"), Assignor does hereby transfer, assign, pledge, convey and grant to Agent, and does hereby grant a security interest to Agent in, all right, title and interest of Assignor in and to the following:

       (a) All right, title, interest, claims or rights of Assignor in and to the Stock Purchase Agreement and the Common Stock Agreement (collectively, the "Common Stock Agreements") together with any and all other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for all or any thereof; and

       (b) Any and all dividends, profits, proceeds, accounts, income, distributions, and payments of any kind or nature whatsoever now or hereafter distributable or payable by ERP to Assignor with respect to the Common Stock Agreements, and any and all proceeds from any transfer, assignment or pledge of any interest of Assignor in, or claim or right against, ERP (regardless of whether such transfer, assignment or pledge is permitted under the terms hereof or the other Loan Documents), and all claims, choses in action or things in action now or hereafter arising against ERP; and

       (c) All accounts, contract rights and general intangibles now or hereafter arising from any of the foregoing; and

       (d) All notes or other documents or instruments now or hereafter evidencing or securing any of the foregoing; and

       (e) All documents, writings, leases, books, files, records, computer tapes, programs, ledger books and ledger pages arising from or used in connection with any of the foregoing; and

       (f) All renewals, extensions, additions, substitutions or replacements of any of the foregoing; and

       (g) All powers, options, rights, privileges and immunities pertaining to any of the foregoing; and

       (h) All proceeds of any of the foregoing and all cash, security or other property distributed on account of any of the foregoing (including without limitation, all stock rights, stock splits, subscription rights, dividends, new certificates and new securities).

All of the foregoing described in this paragraph 2 is hereinafter referred to collectively as the "Collateral".

  8. Obligations Secured. This Assignment secures the payment and performance by Assignor of the Obligations.

  9.   Collection of Collateral.

       (a) It is acknowledged and agreed by the parties hereto that Agent shall have sole and exclusive possession of the Collateral and that this Assignment constitutes a present, absolute and current assignment of all the Collateral and is effective upon the execution and delivery hereof. Payments under or with respect to the Collateral shall be made as follows:

            (i) Assignor shall have no right to receive payments made under or with respect to the Collateral (including, without limitation any Collateral from or relating to any sale, transfer, assignment, conveyance, option or other disposition of, or any pledge, mortgage, encumbrance, financing or refinancing of any of the Collateral, regardless of whether such event is permitted under the terms of the Loan Documents), and all such payments shall be delivered directly by ERP to Agent.

            (ii) If Assignor shall receive any payments made under or with respect to the Collateral (including, without limitation any Collateral from or relating to any sale, transfer, assignment, conveyance, option or other disposition of, or any pledge, mortgage, encumbrance, financing or refinancing of any of the Collateral, regardless of whether such event is permitted under the terms of the Loan Documents), Assignor shall hold all such payments in trust for Agent, will not co-mingle such payments with other funds of Assignor, and will immediately pay and deliver in kind, all such payments directly to Agent for application by Agent in satisfaction of the Obligations in such order as Agent in its sole and absolute discretion shall determine.

            (iii) Assignor hereby agrees for the benefit of ERP that all payments actually received by Agent shall be deemed payments to Assignor by ERP. Agent shall apply any and all such payments actually received by Agent in satisfaction of the Obligations in such order as Agent in its sole and absolute discretion shall determine. Agent shall return to Assignor that portion of any payments actually received by Agent from ERP which Agent determines, in the exercise of its sole and absolute discretion, is not needed to repay the Obligations.

            (iv) In furtherance of the foregoing, Assignor does hereby notify and direct ERP and its partners that all payments under or with respect to the Collateral shall be made directly to Agent at the address of Agent set forth in the Common Stock Agreement.

       (b) Assignor shall cause ERP promptly to pay all sums payable by ERP or any partner thereof under the terms of the Common Stock Agreements.

       (c) Assignor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact, which appointment is coupled with an interest, either in the name of Agent, or in the name of Assignor, at Assignor's sole cost and expense, to take any or all of the following actions:

            (i) to ask, demand, sue for, attach, levy, settle, compromise, collect, compound, recover, receive and give receipt and acquittances for any and all Collateral and to take any and all actions as Agent may deem necessary or desirable in order to realize upon the Collateral, or any portion thereof, including, without limitation, making any statements and doing and taking any actions on behalf of Assignor which are otherwise required of Assignor under the terms of any agreement as conditions precedent to the receipt of payments with respect to the Collateral, and the right and power to receive, endorse, assign and deliver, in the name of Assignor, any checks, notes, drafts, instruments or other evidences of payment received in payment of or on account of all or any portion of the Collateral, and Assignor hereby waives presentment, demand, protest and notice of demand, protest and non-payment of any instrument so endorsed; and

            (ii) to institute one or more actions against ERP or any partner thereof in connection with the collection of the Collateral, to prosecute to judgment, settle or dismiss any such actions, and to make any compromise or settlement deemed desirable, in Agent's good faith judgment, with respect to the Collateral, to extend the time of payment, arrange for payment in installments or otherwise modify the terms of the Common Stock Agreements with respect to the Collateral or release ERP or any partner thereof from their respective obligations to pay any sums due under the Common Stock Agreements, without incurring responsibility to, or affecting any liability of, Assignor under the Common Stock Agreements;

it being specifically understood and agreed, however, that Agent shall not be obligated in any manner whatsoever to give any notices of default (except as may be specifically required herein or the other Loan Documents) or to exercise any such power or authority or be in any way responsible for the preservation, maintenance, collection of or realizing upon the Collateral, or any portion thereof, or any of Assignor' rights therein. The foregoing appointment is irrevocable and continuing and any such rights, powers and privileges shall be exclusive in Agent, its successors and assigns until this Assignment terminates as provided in Paragraph 13, below.

  10. Warranties and Covenants. Assignor does hereby warrant and represent to, and covenant and agree with, Agent as follows:

       (a) All duties, obligations and responsibilities required to be performed by Assignor as of the date hereof under the Common Stock Agreements have been performed, and no default or condition which with the passage of time or the giving of notice, or both, would constitute a default exists under the Common Stock Agreements.

       (b) A true, correct and complete copy of the Common Stock Agreements, together with all amendments thereto, is attached hereto as Exhibit "A". The Common Stock Agreements are in full force and effect. Except for the Loan Documents and the Common Stock Agreement, neither Assignor nor any of its directors, officers or shareholders is a party to or is bound by any indenture, contract or other agreement which purports to prohibit, restrict, limit or control the transfer or pledge of the Collateral.

       (c) Assignor is and shall remain the sole, lawful, beneficial and record owner of the Collateral, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims of third parties and rights of set-off or recoupment whatsoever (other than those in favor of Agent hereunder with respect to the Collateral), and Assignor has the full and complete right, power and authority to create a security interest in the Collateral in favor of Agent, in accordance with the terms and provisions of this Assignment. Assignor is not and will not become a party to or otherwise be bound by any agreement, other than the Loan Documents and the Common Stock Agreement, which restricts in any manner the rights of any present or future holder of any of the Collateral. No Person has any option, right of first refusal, right of first offer or other right to acquire all or any portion of the Collateral.

       (d) Upon the delivery to Agent of the Common Stock Agreements, this Assignment creates a valid and binding first priority security interest in the Collateral securing the payment and performance of the Obligations and the performance by Assignor of its obligations hereunder and by Assignor of its obligations under the Loan Documents, and upon the filing of U.C.C. Financing Statements with the Secretary of State of New York and the Office of the Register of the City of New York, New York County, all filings and other actions necessary to perfect and protect such security interests shall have been duly made and taken. Neither Assignor nor ERP has performed or will perform any acts which might prevent Agent from enforcing any of the terms and conditions of this Assignment or which would limit Agent in any such enforcement.

       (e) All original notes and other documents or instruments evidencing, constituting, guaranteeing or securing any of the Collateral or any right to receive payments with respect to the Collateral have been endorsed to and delivered to Agent.

       (f) For the purposes of Article 9-401 of the New York Uniform Commercial Code, the principal place of business of Assignor is located in New York County, New York. In the event that Assignor has more than one place of business in the State of New York, its chief executive office is located in New York County, New York. In order to perfect the pledge and security interests granted herein against Assignor, U.C.C. Financing Statements must be filed with Secretary of State of New York and the Office of the Register of the City of New York, New York County.

  11. General Covenants. Assignor covenants and agrees that, so long as this Assignment is continuing:

       (a) Assignor shall not, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, directly, indirectly or by operation of law, sell, transfer, assign, dispose of, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral.

       (b) Assignor shall at all times defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral adverse to Agent's interest in the Collateral as granted hereunder.


       (c) So long as this Assignment remains in effect, Assignor shall not modify, amend, cancel, release, surrender, terminate or permit the modification, amendment, cancellation, release, surrender or termination of, the Common Stock Agreements, without in each instance the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion; provided, however, that Agent shall not unreasonably withhold its consent to any modification or amendment of the Common Stock Agreements which does not affect or have an impact on the Collateral or the rights and benefits afforded to Agent pursuant to this Assignment (such modifications or amendments described in the foregoing proviso are hereinafter referred to as the "Minor Amendments").

       (d) Assignor shall perform all of its respective duties, responsibilities and obligations under the Common Stock Agreements and with respect to the Collateral and shall diligently and in good faith protect the value of the Collateral. Assignor shall not, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, take any action that would, in the exercise of Agent's reasonable judgment, jeopardize or diminish the security afforded to Agent by the Collateral.

       (e) Assignor shall pay all taxes and other charges against the Collateral, shall not use the Collateral illegally, and shall not suffer to exist any loss, theft, damage or destruction of the Collateral and shall suffer to exist no levy, seizure or attachment of the Collateral.

       (f) Assignor, at the request of Agent, shall take such actions as Agent may reasonably require to enforce the terms of the Common Stock Agreements or any other contract, agreement or instrument included in, giving rise to, creating, establishing, evidencing or relating to the Collateral or to collect or enforce any claim for payment or other right or privilege assigned to Agent hereunder.

       (g) Assignor authorizes Agent, at the expense of Assignor, to execute and file any financing statement or statements reasonably deemed necessary by Agent to perfect its security interest in any of the Collateral. Any such financing statement may be signed by Agent alone. Assignor will sign and deliver any financing statements and other documents, and perform such other acts as Agent reasonably may deem necessary or desirable from time to time to establish and maintain in favor of Agent, valid and perfected security interests in the Collateral, free of all other liens, encumbrances, security interests and claims other than as permitted by the terms of this Assignment. Assignor shall do anything else Agent may reasonably require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

       (h) Except for those items of the Collateral that are delivered to Agent as provided herein, the Collateral, and all records of Assignor relative to the Collateral, are and will be kept at the office of Assignor located in New York County, New York. Assignor shall give Agent not fewer than thirty
(30) days prior written notice of any proposed change in the Company's or Assignor's name and any proposed change in the location of the Collateral or of such records, and Assignor will not, without the prior written consent of Agent, move the Collateral or such records to a location outside of New York County, New York or keep duplicate records with respect to the Collateral at any address outside such county. Nothing contained in this subparagraph shall be construed so as to prevent Assignor from keeping material abstracted from the books and records described herein at any of its offices as necessity or convenience dictates. Assignor shall permit the Agent or any representative designated by the Agent, at Agent's expense and upon reasonable advance notice (which may be oral), to examine the books of account of Assignor (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of Assignor, and to be advised as to the same by, its officers and directors, all at such reasonable times and intervals as the Agent may reasonably request. The Agent shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to Assignor's normal business operations.

       (i) If any amounts are due from ERP to Assignor and the obligations to repay such amount is to be evidenced by a separate document or instrument, then as evidence of such obligations, Assignor shall cause ERP to issue Assignor, as the evidence of any obligations of ERP to pay such amount to Assignor in the future, a promissory note bearing the legend attached hereto as Exhibit "B" and which note shall provide that all payments due under such promissory note are to be paid directly to Agent as required by and applied as provided in the Loan Documents until the Obligations are paid in full or this Assignment is otherwise terminated as provided herein. No other evidence of such obligations shall be executed by ERP to Assignor.

       (j) Assignor shall promptly deliver to Agent any note or other document or instrument entered into after the date hereof which evidences, constitutes, guarantees or secures any of the Collateral or any right to receive payments with respect to the Collateral, which notes or other documents and instruments shall be accompanied by such endorsements or assignments as Agent may require to transfer title to Agent.

       (k) Assignor will provide to Agent such documents and reports respecting the Collateral in such form and detail as Agent reasonably may request from time to time.

       (l) Anything herein to the contrary notwithstanding, (i) Assignor shall remain liable under the Common Stock Agreements and all other contracts, agreements and instruments included in, giving rise to, creating, establishing, evidencing or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations to the same extent as if this Assignment had not been executed, (ii) the exercise by Agent of any of its rights hereunder shall not release Assignor from any of its duties or obligations under the Common Stock Agreements or any such contracts, agreements and instruments, and (iii) Agent shall not have any obligation or liability under the Common Stock Agreements or any such contract, agreement or instrument by reason of this Assignment, nor shall Agent be obligated to perform any of the obligations or duties of Assignor thereunder or to take any action to collect or enforce any claim for payment or other right or privilege assigned to Agent hereunder.

       (m) If Assignor shall at any time be entitled to receive or shall receive any cash, stock certificate or other property, option or right, upon, in respect of, as an addition to, or in substitution or exchange for any of the Collateral, whether for value paid by Assignor or otherwise, Assignor agrees that the same shall be deemed to be Collateral and shall be delivered directly to Agent in each case accompanied by proper instruments of assignment duly executed by Assignor in such a form as may be required by Agent, to be held by Agent subject to the terms hereof, as further security for the Obligations (except as otherwise provided herein with respect to the application of the foregoing to the Obligations). If Assignor receives any of the foregoing directly, Assignor agrees to hold such cash or other property in trust for the benefit of Agent, and to surrender such cash or other property to Agent immediately.

       (n) Assignor shall not, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, vote on, approve or otherwise take any action with respect to any matter which pursuant to the terms of the Common Stock Agreements requires the approval of Assignor as the owner of the Collateral.

  12. Events of Default. An Event of Default shall exist hereunder upon the occurrence of any of the following:

       (a) Any warranty, representation or statement made by or on behalf of Assignor in this Assignment proves untrue or misleading in any material respect; or

       (b) Assignor shall fail to duly and fully comply with any covenant, condition or agreement in Paragraph 6(a), 6(c), 6(d), 6(e), 6(i), 6(j), 6(m) or 6(n) of this Assignment; or

       (c) Assignor shall fail to duly and fully comply with any other covenant, condition or agreement of this Assignment (other than those specified above in this Paragraph 7) and the same is not cured within thirty
(30) days following receipt of written notice of such default; or

       (d)  The occurrence of an Event of Default under any of the Loan
Documents.

  13.  Remedies.

       (a) Upon the occurrence and during the continuance of any Event of Default, Agent may take any action deemed by Agent to be necessary or appropriate to the enforcement of the rights and remedies of Agent under this Assignment and the Loan Documents, including, without limitation, the exercise of its rights and remedies with respect to any or all of the Collateral. The remedies of Agent shall include, without limitation, all rights and remedies specified in the Loan Documents and this Assignment, all remedies of Agent under applicable general or statutory law, and the remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York, regardless of whether the Uniform Commercial Code has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted. Any notice required by law, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be reasonably and properly given in the manner prescribed for the giving of notice herein, and, in the case of any notice of disposition, if given at least ten (10) calendar days prior to such disposition. Agent may require Assignor to assemble the Collateral and make it available to Agent at any place to be designated by Agent which is reasonably convenient to both parties. It is expressly understood and agreed that Agent shall be entitled to dispose of the Collateral at any public or private sale, and that Agent shall be entitled to bid and purchase at any such sale. In the event that Agent is the successful bidder at any public or private sale of any note or other document or instrument evidencing Assignor' right to receive a Distribution, Agent shall be entitled to credit the amount bid by Agent against the obligations evidenced by such note, document or instrument rather than the obligations evidenced by the Note. To the extent the Collateral consist of marketable securities, Agent shall not be obligated to sell such securities for the highest price obtainable, but shall sell them at the market price available on the date of sale. Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of Assignor. In the event that any consent, approval or authorization of any governmental agency or commission will be necessary to effectuate any such sale or sales, Assignor shall execute all such applications or other instruments as Agent may deem reasonably necessary to obtain such consent, approval or authorization. Agent may notify any account debtor or obligor with respect to the Collateral to make payment directly to Agent, and may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral as Agent may determine whether or not the Obligations or the Collateral are due, and for the purpose of realizing Agent's rights therein, Agent may receive, open and dispose of mail addressed to Assignor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage of any form of Collateral on behalf and in the name of Assignor, as its attorney-in-fact. In addition, Assignor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact either in the name of Agent or Assignor to (i) sign Assignor's name on any Collateral, drafts against account debtors, assignments, any proof of claim in any bankruptcy or other insolvency proceeding involving any account debtor, any notice of lien, claim of lien or assignment or satisfaction of lien, or on any financing statement or continuation statement under the Uniform Commercial Code;
(ii) send verifications of accounts receivable to any account debtor; and
(iii) in connection with a transfer of the Collateral as described above sign in Assignor's name any documents necessary to transfer title to the Collateral to Agent or any third party. All acts of said power of attorney are hereby ratified and approved and Agent shall not be liable for any mistake of law or fact made in connection therewith. This power of attorney is coupled with an interest and shall be irrevocable so long as any amounts remain unpaid on any of the Obligations. All remedies of Agent shall be cumulative to the full extent provided by law, all without liability except to account for property actually received, but the Agent shall have no duty to exercise such rights and shall not be responsible for any failure to do so or delay in so doing. Pursuit by Agent of certain judicial or other remedies shall not abate nor bar other remedies with respect to the Obligations or to other portions of the Collateral. Agent may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Obligations.

       (b) If Assignor fails to perform any agreement or covenant contained in this Assignment beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of Assignor contained in this Assignment which Assignor shall fail to perform, and the cost of such performance, together with any reasonable expenses, including reasonable attorneys' fees actually incurred (including attorneys' fees incurred in any appeal) by Agent in connection therewith, shall be payable by Assignor upon demand and shall constitute a part of the Obligations and shall bear interest at the rate for overdue amounts as set forth in the Credit Agreement.

       (c) Whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral, Agent may take such action as Agent may deem necessary to protect the Collateral or its security interest therein, Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien which in the reasonable judgment of Agent appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorney's fees. Any such advances made or expenses incurred by Agent shall be deemed advanced under the Loan Documents, shall increase the indebtedness evidenced and secured thereby, shall be payable upon demand and shall bear interest at the rate for overdue payments set forth in the Credit Agreement.

  14. Duties of Agent. The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent's duty with reference to the Collateral shall be solely to use slight care in the custody and preservation of the Collateral, which shall not include any steps necessary to preserve rights against prior parties. Agent shall have no responsibility or liability for the collection of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it.

  15.  Indemnification.

       C\W It is specifically understood and agreed that this Assignment shall not operate to place any responsibility or obligation whatsoever upon Agent, and that in accepting this Assignment, Agent neither assumes nor agrees to perform at any time whatsoever any obligation or duty of Assignor relating to the Collateral or under the Common Stock Agreements or any other mortgage, indenture, contract, agreement or instrument to which Assignor is a party or to which it is subject, all of which obligations and duties shall be and remain with and upon Assignor.

       (b) Assignor agrees to indemnify, defend and hold Agent harmless from and against any and all claims, expenses, losses and liabilities growing out of or resulting from this Assignment (including, without limitation, enforcement of this Assignment) or acts taken or omitted by Agent hereunder or in connection herewith, except claims, expenses, losses or liabilities resulting from Agent's gross negligence or wilful misconduct.

        (c) Assignor upon demand shall pay to Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of counsel actually incurred (including those incurred in any appeal), and of any experts and agents, which Agent may incur in connection with (i) the administration of this Assignment, (ii) the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Assignor to perform or observe any of the provisions hereof beyond any applicable period for notice and cure.

  16. Security Interest Absolute. All rights of Agent, and the security interests hereunder, and all of the obligations secured hereby, shall be absolute and unconditional, irrespective of:

       (a) Any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

       (b) Any change in the time (including the extension of the maturity date of the Note), manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

       (c) Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

       (d) Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Assignor or any third party for the Obligations or any part thereof.

  17. Amendments and Waivers. No amendment or waiver of any provision of this Assignment nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or omission of Agent to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Assignment to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. Failure on the part of Agent to complain of any act or failure to act which constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent of Agent's rights hereunder or impair any rights, powers or remedies consequent on any Event of Default. Assignor hereby waives to the extent permitted by law all rights which Assignor has or may have under and by virtue of the Uniform Commercial Code as enacted in the State of New York, and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto providing any right of Assignor to notice and to a judicial hearing prior to seizure by Agent of any of the Collateral. Assignor hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or which may hereafter be provided by the Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Assignment and the collection of any of the Obligations.

  18. Continuing Security Interest; Transfer of Note; Release of Collateral. This Assignment shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Obligations, (b) be binding upon Assignor and its permitted successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Upon the indefeasible payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Assignor. Upon any such termination, Agent will execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence such termination.

  19. Modifications, Etc. Assignor hereby consents and agrees that Agent may at any time and from time to time, without notice to or further consent from Assignor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Obligations; substitute for any Collateral so held by it, other collateral of like kind; agree to modification of the terms of the Loan Documents; extend or renew the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor, endorser or any other Person liable with respect to the Obligations; or take or fail to take any action of any type whatsoever; and no such action which Agent shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Obligations or for the performance of any obligations or undertakings of Assignor, nor any course of dealing with Assignor or any other person, shall release Assignor' obligations hereunder, affect this Assignment in any way or afford Assignor any recourse against Agent.

  20. Securities Act. In view of the position of Assignor in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as amended, and all rules and regulations issued pursuant thereto or any similar federal, state or local law, rule, regulation or order (collectively the "Applicable Law") hereafter enacted analogous in purpose or effect (such Act and any such similar law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Collateral permitted hereunder. Assignor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of Agent if Agent were to attempt to dispose of all or any part of the Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar Applicable Law analogous in purpose or effect. Assignor recognizes that in light of the foregoing restrictions and limitations Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Assignor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Agent in its sole and absolute discretion may, in accordance with Applicable Law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Assignor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller if such sale were a public sale without such restrictions. In the event of any such sale, Agent shall incur no responsibility or liability for selling all or any part of the Collateral in accordance with the terms hereof at a price that Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this paragraph will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

  21. Governing Law; Terms. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK.

  22. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Assignment shall be deemed to have been properly given or served if given in the manner provided in the Credit Agreement.

  23. No Unwritten Agreements. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  24. Miscellaneous. Time is of the essence of this Assignment. Title or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof. If, for any circumstances whatsoever, fulfillment of any provision of this Assignment shall involve transcending the limit of validity presently prescribed by applicable law, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein operates or would prospectively operate to invalidate this Assignment, in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Assignment shall remain operative and in full force and effect.






                 [Remainder of page intentionally left blank]

  IN WITNESS WHEREOF, Assignor and Agent have executed this Assignment under seal on the date first above written.

                           AGENT:

                           BANKBOSTON, N.A., a national banking association, individually and as Agent


                           By:/s/ Mark E. Basham
                              ----------------------------------
                              Mark E. Basham, Managing Director










                      [Signatures continued on next page]

                           ASSIGNOR:

                           WELLSFORD REAL PROPERTIES,
                           a Maryland corporation


                           By:/s/ Gregory F. Hughes
                              ------------------------------
                              Title: chief Financial Officer



                                [CORPORATE SEAL]

                                  EXHIBIT "A"


                            COMMON STOCK AGREEMENTS

                                  EXHIBIT "B"


                            PROMISSORY NOTE LEGEND


"THIS NOTE HAS BEEN PLEDGED BY WELLSFORD REAL PROPERTIES, INC., ("ASSIGNOR") TO BANKBOSTON, N.A. ("AGENT") PURSUANT TO AN ASSIGNMENT OF COMMON STOCK AGREEMENT DATED AS OF MAY 30, 1997 (THE "AGREEMENT"). ALL AMOUNTS PAYABLE TO ASSIGNOR PURSUANT TO THIS NOTE SHALL BE PAID DIRECTLY TO AGENT AS REQUIRED BY THE AGREEMENT."